SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             -----------------------


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                 August 6, 1998


                     MEADOWBROOK REHABILITATION GROUP, INC.
             (Exact name of registrant as specified in its charter)



      Delaware                        0-19726               94-3022377
(State or other juris-             (Commission         (I.R.S. Employer ID.
diction of incorpora-              File Number)        Number)
tion)


          2000 Powell Street, Suite 1203, Emeryville, California 94608
                    (Address of principal executive offices)


        Registrant's telephone number, including area code (510)420-0900 not applicable
          (Former name or former address, if changed since last report)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

     (a) On August 6, 1998, the Registrant's Board of Directors, upon recommendation of its Audit Committee, acted on its decision to change Arthur Andersen LLP as the Registrant's principal independent accountant engaged to audit the Registrant's financial statements.

     The independent auditor's report of Arthur Andersen LLP on the consolidated financial statements of the Registrant for each of the two years in the period ended June 30, 1997, contained no adverse opinion or disclaimer of opinion and was not qualified as to uncertainty, audit scope or accounting principle.

     In connection with the Registrant's audit for each of the two years in the period ended June 30, 1997, and in the subsequent interim period prior to the change of Arthur Andersen LLP on July 22, 1998, (i) there were no disagreements between the Registrant and Arthur Andersen LLP on any matter of accounting principle or practice, financial statement disclosure, auditing scope or procedure; and (ii) no matters with respect to the items listed in Item 304(a)(iv)(B) of Regulation S-B were applicable.

     A letter from Arthur Andersen LLP stating whether or not it agrees with the statements made by the Registrant above, and if not, to state the respects in which it does not agree, is attached as Exhibit 16.1 to this Form 8-K.

     (b)  On  August  7,  1998  the  Registrant's   Board  of  Directors,   upon
recommendation of its Audit Committee, appointed Grant Thornton LLP as its new independent accountants.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits:

          16.1 Letter from Arthur  Andersen LLP agreeing to the statements  made
               in  the  Form  8-K  regarding   the   dismissal  of   independent
               accountant.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MEADOWBROOK REHABILITATION GROUP, INC.
                                          (Registrant)


                                          By: /s/ Harvey Wm. Glasser
                                          -------------------------------------
                                          Harvey Wm. Glasser, Chairman of
                                          the Board, President and CEO
Dated: August 10, 1998

                       SECURITIES AND EXCHANGE COMMISSION

                                     EXHIBIT
                                       TO
                                    FORM 8-K

                              DATED AUGUST 6, 1998

                                  EXHIBIT 16.1

                                     ARTHUR
                                  ANDERSEN LLP
                   Suite 3500, Spear Street Tower, One Market
                          San Francisco, CA 94105-1019
                                  415-546-8200


August 6, 1998

Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549


Dear Sir/Madam:

We have read Item 4 included in the Form 8-K dated August 6, 1998 of Meadowbrook Rehabilitation Group, Inc. (To be filed) with the Securities and Exchange Commission and are in agreement with the statements contained therein.

Very truly yours,

ARTHUR ANDERSEN LLP




Copy to:
Mr. Sam Veazey,
Chief Financial Officer, Meadowbrook Rehabilitation Group, Inc.